SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 11, 1998


                                   PSINet Inc.
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             (Exact name of registrant as specified in its charter)


         New York                  0-25812                            16-1353600
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(State or other jurisdiction       (Commission                     (IRS Employer
        of incorporation)           File Number)             Identification No.)


510 Huntmar Park Drive, Herndon, Virginia                           20170
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code (703)904-4100



          (Former name or former address, if changed since last report)
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Item 5.      Other Events

         On June 11, 1998, PSINet Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

                  (c)      Exhibits

                           Exhibit 99.1        Press release dated June 11, 1998




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

         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:        June 15, 1998                      PSINET INC.


                                                 By:  /s/ David N. Kunkel
                                                     David N. Kunkel
                                                     Senior Vice President,
                                                      Secretary and General
                                                      Counsel



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

                                  EXHIBIT INDEX




 Exhibit
  Number         Exhibit Name                                        Location
  ------         ------------                                        --------
   99.1          Press release dated June 11, 1998                    Page 5



                                  Page 4 of 5